THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN MID CAP FUND

Advisor Shares

Ticker Symbol: CIPMX

Institutional Shares

Ticker Symbol: CIPIX

SUMMARY PROSPECTUS

05.01.22

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cipvt.com/mid-cap/. You can also get this information at no cost by calling 1.866.773.3238, by sending an e-mail request to champlainfund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Champlain Mid Cap Fund

Investment Objective

The Champlain Mid Cap Fund (the “Mid Cap Fund” or the “Fund”) seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Advisor Shares	Institutional Shares
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.14%	0.14%
Total Annual Fund Operating Expenses[1]	1.09%	0.84%

[1]

Champlain Investment Partners, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.20% and 0.95% of the average daily net assets of the Advisor Shares and the Institutional Shares, respectively, until April 30, 2023. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$111	$347	$601	$1,329
Institutional Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of medium-sized companies. For purposes of this policy, a medium-sized company is a company that, at the time of initial purchase, is included in either the S&P MidCap 400 or the Russell Midcap Index, or that has a market capitalization that falls within the range of the Russell Midcap Index as measured as of the index’s most recent annual reconstitution. The Fund seeks capital appreciation by investing mainly in common stocks of medium-sized companies that the Adviser believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which focuses on an analysis of individual companies, the Adviser expects to identify a diversified portfolio of medium-sized companies that trade at a discount to their estimated intrinsic, or fair values. The Adviser seeks, under normal circumstances, to mitigate company-specific risk by limiting position sizes to 5% of the Fund’s total assets at market value. The Adviser

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may sell a security when it reaches the Adviser’s estimate of its fair value or when new information or fresh perspective about a security invalidates the Adviser’s original thesis for making the investment. The Adviser may also sell securities in order to maintain the 5% limit on position sizes or when exposure to a sector exceeds the Adviser’s sector weight rules, which require that each of the five major sectors (healthcare, consumer, technology, industrial and financial) represent no more than 25% of the Fund’s total assets. The Fund is broadly diversified and the Adviser seeks to create value primarily through favorable stock selection.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Advisor Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.cipvt.com or by calling 1.866.773.3238.

BEST QUARTER 6/30/2020	26.33%
WORST QUARTER 3/31/2020	-19.50%

The performance information shown above is based on a calendar year. The Fund’s Advisor Shares’ performance from 1/1/22 to 3/31/22 was -10.90%.

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Average Annual Total Returns for Periods Ended 12.31.21

This table compares the Fund’s average annual total returns for the periods ended December 31, 2021 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Advisor Shares. After-tax returns for Institutional Shares will vary.

	1 Year	5 Years	10 Years	Since Inception
Fund Returns Before Taxes
Advisor Shares[1]	24.60%	20.16%	17.33%	14.14%
Institutional Shares[2]	24.90%	20.45%	17.63%	14.37%
Fund Returns After Taxes on Distributions
Advisor Shares	21.04%	18.19%	15.36%	12.52%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Advisor Shares	15.76%	15.76%	13.86%	11.40%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)[3]	22.58%	15.10%	14.91%	11.61%

[1]	Advisor Shares of the Fund were offered beginning June 30, 2008.

[2]	Institutional Shares of the Fund were offered beginning January 3, 2011.

[3]	Index comparison begins June 30, 2008.

Investment Adviser

Champlain Investment Partners, LLC

Portfolio Managers

Portfolio Manager	Position with the Adviser	Years of Experience with the Fund
Scott T. Brayman	Chief Investment Officer of Small and Mid Cap Strategies/Managing Partner	Since Inception (2008)
Corey N. Bronner	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Since 2010
Joseph M. Caligiuri	Deputy Chief Investment Officer of Small and Mid Cap Strategies/Partner	Since 2010
Ethan C. Ellison	Senior Member of the Investment Team	Since 2020
Joseph J. Farley	Senior Member of the Investment Team/Partner	Since 2014
Robert D. Hallisey	Senior Member of the Investment Team/Partner	Since 2016
Andrew J. Hanson	Senior Member of the Investment Team/Partner	Since 2010
Finn R. McCoy	Head Trader/Partner	Since Inception (2008)
Jacqueline W. Williams	Senior Member of the Investment Team/Partner	Since 2019
Courtney A. Willson	Senior Member of the Investment Team	Since 2018

Purchase and Sale of Fund Shares

To purchase Advisor Shares of the Fund for the first time, you must invest at least $10,000 ($3,000 for IRAs). To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

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If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Champlain Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Champlain Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1.866.773.3238.

If you own your shares through an account with a broker or other institution, contact that broker or other institution to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

The Fund is closed to investments by new shareholders other than those invested through qualified retirement plans, educational savings programs or fee-based advisory programs with centralized investment discretion that selected the Fund as an investment option prior to the Fund’s closure. The Fund reserves the right to permit additional investments on a case-by-case basis as deemed appropriate by and in the sole discretion of the Adviser.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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CSC-SM-002-1300